UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A
                                 Amendment No.1

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of Earliest Event Reported): July 9, 2004



                           PENDER INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)



   Delaware                        000-50045                      33- 0823179
(State or other            (Commission File Number)           (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)



      123 Commerce Valley Drive East, Suite 300, Thornhill, Ontario, Canada
                    (Address of principal executive offices)

                                     L3T 4Y3
                                   (Zip Code)


       Registrant's telephone number, including area code: (416) 666-2021


          1445 Marpole Avenue, Suite 409, Vancouver, BC, Canada V6H 1S5 (Former name or former address, if changed since last report)

ITEM 2.01. ACQUISITION OR DISPOSITION OF ASSETS.

     On July 9, 2004 Pender International, Inc., a Delaware corporation (Pender) acquired 100% of the stock of IMM Investments Inc., an Ontario corporation
(IMM), thus making IMM a wholly owned subsidiary of Pender. Pender acquired IMM from KJ Holding Inc. (KJ), an Ontario Corporation, by issuing KJ 3,000,000 unregistered common shares of Pender in exchange for 100% of the issued and outstanding stock in IMM.

     As a result of this acquisition, KJ now holds 36.523% of Pender's issued and outstanding common stock. Further, KJ is wholly owned by Kalano Jang, the father of Kalson Jang who is Chairman of Pender's Board of Directors. Minh Ngoc Pham President and a Director of IMM and is also the Secretary and Treasurer and a Director of Pender.

     IMM owns approximately 14% of the stock of Armistice Resources Ltd. (Armistice) a Canadian mining company that has interests in mining properties near Kirkland Lake, Ontario. IMM also holds warrants that (if excercised) would increase IMM's position in Armistice to approximately 25% of the outstanding stock of Armistice. Each warrant entitles the holder to subscribe for one Common Share at a price of $0.20 (Canadian Dollars) per Common Share from the date of issue until the first anniversary of the date upon which Armistice's common shares are listed for trading on a recognized North American stock exchange. IMM acquired its interest in Armistice on June 30, 2004 through a Private Placement offering made by Armistice in the Province of Ontario. IMM invested a total of $2,000,000 Canadian Dollars in that Private Placement.

     The interests Armistice holds near Kirkland Lake are in the Virginiatown Gold Project, 100 Government Rd. West in Virginiatown, Ontario. Armistice is a reporting issuer in Ontario, B.C., Alberta, and Quebec. However, the securities of Armistice are subject to a cease trade order issued by the Ontario Securities Commission on June 6, 2003, as well as similar orders from the B.C. and Alberta Securities Commissions. The cease trade order has been partially revoked in Ontario to permit the raising of $7,000,000 Canadian Dollars.

     Armistice intends to commence rehabilitation of its mining properties including mine dewatering and safety re-certification procedures if it can obtain sufficient working capital.

     The description contained in this Item 2.01 of the transactions affected under the Acquisition Agreement is qualified in its entirety by reference to the full text of the Agreement, which is included as Exhibit 2.1 hereto.

     A copy of the press release issued by Pender International, Inc. is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of business acquired.

     The audited and interim unaudited financial statements of IMM Investments Inc. required by this item are included herein.

(b)  Pro forma financial information.

     The pro forma financial information required by this item is included herein.

                      IMM INVESTMENTS INC.
                  (A DEVELOPMENT STAGE COMPANY)

                  INTERIM FINANCIAL STATEMENTS

             SIX MONTHS ENDED JUNE 30, 2004 AND 2003






                            CONTENTS

Report of Independent Registered Public Accounting Firm         1

Balance Sheets                                                  2

Statements of Operations                                        3

Statements of Cash Flows                                        4

Notes to Interim Financial Statements                       5 - 8

     REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Stockholder of
IMM Investments Inc.

     We have reviewed the accompanying balance sheet of IMM Investments Inc. (A Development Stage Company), as at June 30, 2004 and the related statements of operations for the six-month periods ended June 30, 2004 and 2003, and the statements of cash flows for the six-month periods ended June 30, 2004 and 2003. These interim financial statements are the responsibility of the Company's management.

     We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

     Based on our review, we are not aware of any material modifications that should be made to the interim financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.

     We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the balance sheets of IMM Investments Inc. as at December 31, 2003 and 2002, and the related statements of operations, stockholder's deficiency, and cash flows for the years then ended [not presented herein], and in our report dated November 19, 2004 we expressed an unqualified opinion on those financial statements. In our opinion, the information set forth in the accompanying balance sheet as of December 31, 2003, is fairly stated, in all material respects, in relation to the balance sheet from which it has been derived.





                               /s/ SF PARTNERSHIP, LLP
                               ---------------------------
Toronto, Canada                CHARTERED ACCOUNTANTS
November 22, 2004

IMM INVESTMENTS INC.
(A DEVELOPMENT STAGE COMPANY)
Balance Sheets
June 30, 2004 and December 31, 2003
(Stated in Canadian Dollars)





                                                         2004            2003
                                                  (Unaudited)       (Audited)

ASSETS

Investment in Armistice Resources Ltd.
 (notes 1 and 4)                                  $ 2,000,000      $   -

Incorporation Cost                                $     1,712      $    1,712
                                                  ---------------------------
                                                  $ 2,001,712      $    1,712
                                                  ===========================

LIABILITIES

Bank indebtedness                                 $       514      $   -
Accounts payable and accrued charges                   10,000           5,000
Advances from shareholder (note 5)                      1,711           1,711
                                                  ---------------------------

                                                       12,225           6,711
                                                  ---------------------------

STOCKHOLDER'S EQUITY (DEFICIENCY)

Capital Stock (note 6)                              2,000,001               1

Deficit Accumulated During the Development Stage     (10,514)         (5,000)
                                                  ---------------------------

                                                    1,989,487         (4,999)
                                                  ---------------------------

                                                  $ 2,001,712      $    1,712
                                                  ===========================


APPROVED ON BEHALF OF THE BOARD





/s/ Minh-Ngoc Pham
-------------------------------
Director



(The accompanying notes are an integral part of these financial statements)

IMM INVESTMENTS INC.
(A DEVELOPMENT STAGE COMPANY)
Statements of Operations
Six Months Ended June 30, 2004 and 2003
Unaudited
(Stated in Canadian Dollars)
                                                                    November 16,
                                                                2000 (Inception)
                                                                 to December 31,
	                                          2004     2003             2004

Revenue	                                 $      -       $     -      $    -

Expenses
   General and administrative                    5,514        -           10,514
                                         ---------------------------------------
Net Loss                                 $     (5,514)  $     -      $  (10,514)
                                         =======================================



(The accompanying notes are an integral part of these financial statements)

IMM INVESTMENTS INC.
(A DEVELOPMENT STAGE COMPANY)
Statements of Cash Flows
Six Months Ended June 30, 2004 and 2003
Unaudited
(Stated in Canadian Dollars)





                                                                    November 16,
                                                                2000 (Inception)
                                                                     to June 30,
                                                  2004     2003             2004

Cash Flows from Operating Activities
  Net loss                               $     (5,514)   $    -      $  (10,514)
  Adjustments to reconcile net
   loss to net cash used in
   operating activities
   Accounts payable                              5,000        -           10,000
                                         ---------------------------------------

                                                 (514)        -            (514)
                                         ---------------------------------------

Cash Flows from Investing Activities
  Investment in Armistice
   Resources Ltd.                          (2,000,000)        -      (2,000,000)
  Incorporation cost                            -             -          (1,712)
                                         ---------------------------------------

                                           (2,000,000)        -      (2,001,712)
                                         ---------------------------------------

Cash Flows from Financing Activities
  Bank indebtedness, net                           514        -              514
  Proceeds from issuance of
   common shares                             2,000,000        -        2,000,001
  Proceeds of advances from
   shareholder                                  -             -            1,711
                                         ---------------------------------------

                                             2,000,514        -        2,002,226
                                         ---------------------------------------

Net Change in Cash                              -             -           -

Cash - beginning of year                        -             -           -
                                         ---------------------------------------

Cash - end of year                       $      -        $    -      $    -
                                         =======================================


Supplemental Disclosure of Cash Flow Information:

   Interest paid                         $      -        $    -
                                         --------------------------
   Income taxes paid                     $      -        $    -
                                         --------------------------



(The accompanying notes are an integral part of these financial statements)

IMM INVESTMENTS INC.
(A DEVELOPMENT STAGE COMPANY)
Notes to Interim Financial Statements
June 30, 2004 and 2003
Unaudited
(Stated in Canadian Dollars)





1. Company History and Operations

   IMM Investments Inc. (the "Company") was incorporated under the laws of the Province of Ontario, Canada on November 16, 2000. The Company has been inactive since incorporation and in accordance with Statement of Financial Accounting Standards ("SFAS") No.7, "Accounting and Reporting by Development Stage Enterprises", is considered a development stage company.

   On June 30, 2004, the Company entered into a brokered private placement to acquire 20,000,000 units of Armistice Resources Ltd. ("Armistice") at a price of $0.10 per unit for a total cost of $2,000,000. The units were comprised of one common share and one common share purchase warrant. Each warrant entitles the Company to subscribe for one common share at a price of $0.20 per common share from the date of issue until the first anniversary of the date upon which Armistice common shares are listed for trading on a recognized North American stock exchange and thereafter at $0.25 per common share until the second anniversary of the listing date, at which time the warrant will expire. This purchase resulted in the Company acquiring a 14.4% interest in the company. The Company is accounting for this investment using the cost method.


2. Going Concern

   These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America with the assumption that the Company will be able to realize its assets and discharge its liabilities in the normal course of business.

   The Company is in the development stage of operations. Its planned principal operations have not commenced and it has not generated any revenues since inception. The Company's continuation as a going concern is uncertain and dependant upon obtaining additional sources of financing to sustain its operations and successfully bringing about an acquisition and achieving future profitable operations, the outcome of which cannot be predicted at this time. In the event the Company cannot obtain the necessary funds, it will be unlikely that the Company will be able to continue as a going concern.

   The accompanying financial statements do not include any adjustments that might result from the eventual outcome of the uncertainty described above.

IMM INVESTMENTS INC.
(A DEVELOPMENT STAGE COMPANY)
Notes to Interim Financial Statements
June 30, 2004 and 2003
Unaudited
(Stated in Canadian Dollars)





3. Summary of Significant Accounting Policies

   Basis of Financial Statement Presentation

   The accompanying unaudited interim financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and the requirements of item 310 (b) of Regulation S-B. Accordingly, certain information and disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The financial statements reflect all adjustments (consisting only of normal recurring adjustments), which, in the opinion of management, are necessary for a fair presentation of the results for the periods presented. There have been no significant changes of accounting policy since December 31, 2003. The results from operations for the interim periods are not indicative of the results expected for the full fiscal year or any future period.


4. Investment in Armistice Resources Ltd.

   On June 30, 2004, the Company purchased a 14.4% interest in Armistice Resources Ltd, a Canadian public company, whose common shares are currently under a cease trade order. As it is impracticable to estimate the fair value of this investment, the investment is carried at its original cost of $2,000,000. At June 30, 2004, the total assets reported by Armistice Resources Ltd. were $9,508,000 and the common stockholders' equity was $8,562,454, revenues were $nil, and net loss was $(426,579).


5. Advances from Shareholder

   These advances are non-interest bearing, unsecured and have no specified terms of repayment.

IMM INVESTMENTS INC.
(A DEVELOPMENT STAGE COMPANY)
Notes to Interim Financial Statements
June 30, 2004 and 2003
Unaudited
(Stated in Canadian Dollars)





6. Capital Stock

    Authorized
              Unlimited Common shares, no par value
              Unlimited Class A special shares, no par value, voting,
                        non-cumulative, and redeemable
              Unlimited Class B special shares, no par value, non-voting, non-cumulative, and redeemable
              Unlimited Class C special shares, no par value, non-voting, non-cumulative, and redeemable

                                                       2004           2003

    Issued
              100 Common shares (2003 - 1)       $2,000,001    $         1
                                                 =========================


    The redemption value of the Class A, B and C special shares have not been determined by the Board of Directors.

    On  June 25, 2004, the Company issued 99 common shares to  KJ
    Holdings in exchange for $2,000,000 in cash.

IMM INVESTMENTS INC.
(A DEVELOPMENT STAGE COMPANY)
Notes to Interim Financial Statements
June 30, 2004 and 2003
Unaudited
(Stated in Canadian Dollars)





7. Income Taxes

   The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes". SFAS No. 109 prescribes the use of the liability method whereby deferred tax asset and liability account balances are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates. The effect of future changes in tax laws or rates are not anticipated.

   Under SFAS No. 109 income taxes are recognized for the following: a) amount of tax payable for the current year, and
   b) deferred tax liabilities and assets for future tax consequences of events that have been recognized differently in the financial statements than for tax purposes.

   The Company's current income taxes is as follows:

                                                       2004           2003

   Expected income tax recovery at
    the statutory rates of 36.62%
    (2003 - 36.62%)                              $  (2,019)    $      -
   Valuation allowance                                2,019           -
                                                 -------------------------

   Provision for income taxes                    $      -      $      -
                                                 =========================

   As of June 30, 2004, the Company had approximately $10,000 net operating loss carryforwards for income tax reporting purposes, which will expire in 2014. No tax benefit has been reported in these interim financial statements, because the Company believes there is a 50% or greater chance the carryforwards will expire unused. Accordingly, the potential tax benefits of the loss carryforwards are offset by a valuation allowance of the same amount.


8. Subsequent Events

   On July 9, 2004, the Shareholder and Director of the Company approved the sale of all the issued and outstanding shares of the Company to Pender International Inc. in exchange for 3,000,000 common shares of Pender International Inc. The Company is now a wholly owned subsidiary of Pender International Inc.

                              IMM INVESTMENTS INC.
                         (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

                    YEARS ENDED DECEMBER 31, 2003 AND 2002


                                    CONTENTS

Report of Independent Registered Public Accounting Firm	                    1

Balance Sheets	                                                            2

Statements of Changes in Stockholder's Deficiency                           3

Statements of Operations                                                    4

Statements of Cash Flows                                                    5

Notes to Financial Statements                                          6 - 12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholder of
IMM Investments Inc.

We have audited the accompanying balance sheets of IMM Investments Inc.
(A Development Stage Company) as at December 31, 2003 and 2002 and the related statements of changes in stockholder's deficiency, operations, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IMM Investments Inc. as at December 31, 2003 and 2002 and the results of its operations and comprehensive loss, changes in stockholder's deficiency and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company is in the development stage of operations. Its planned principal operations have not commenced and it has not generated any revenues since inception. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                                      /s/ SF PARTNERSHIP, LLP
                                      -----------------------------
Toronto, Canada                       CHARTERED ACCOUNTANTS
November 19, 2004

IMM INVESTMENTS INC.
(A DEVELOPMENT STAGE COMPANY)
Balance Sheets
December 31, 2003 and 2002
(Stated in Canadian Dollars)



                                                         2003            2002


ASSETS

Incorporation Cost                                 $    1,712      $    1,712
                                                   ==========================


LIABILITIES

Accounts payable and accrued charges               $    5,000      $    -
Advances from shareholder (note 4)                 $    1,711      $    1,711
                                                   --------------------------

                                                   $    6,711      $    1,711
                                                   --------------------------


STOCKHOLDER'S DEFICIENCY

Capital Stock (note 5)                                      1               1

Deficit Accumulated During the Development Stage      (5,000)           -
                                                   --------------------------
                                                      (4,999)               1
                                                   --------------------------

                                                   $    1,712      $    1,712
                                                   ==========================


APPROVED ON BEHALF OF THE BOARD

/s/ Minh-Ngoc Pham
-------------------------------
Director



  (The accompanying notes are an integral part of these financial statements)

IMM INVESTMENTS INC.
(A DEVELOPMENT STAGE COMPANY)
Statements of Changes in Stockholder's Deficiency
>From Date of Inception (November 16, 2000) to December 31, 2003
(Stated in Canadian Dollars)

                                                            Deficit
                                                Paid in Accumulated
                             Number          Capital in  During the        Total
                                 of  Capital  excess of Development  Stockholder
                             Shares    Stock  Par Value       Stage   Deficiency
                           -------- --------------------------------------------
Balance, November 16, 2000    -      $  -     $  -      $    -	     $      -

Common shares issued              1       1      -           -	               1
                           -------- --------------------------------------------
Balance, December 31, 2000        1  $    1   $  -      $    -       $         1
                           ======== ============================================

Balance, December 31, 2001        1  $    1   $  -      $    -       $         1
                           ======== ============================================

Balance, December 31, 2002        1       1   $  -      $    -       $         1
                           ======== ============================================

Net Loss                      -         -        -          (5,000)      (5,000)
                           -------- --------------------------------------------
Balance, December 31, 2003        1  $    1   $  -      $   (5,000)  $   (4,999)
                           ======== ============================================



  (The accompanying notes are an integral part of these financial statements)

IMM INVESTMENTS INC.
(A DEVELOPMENT STAGE COMPANY)
Statements of Operations
Years Ended December 31, 2003 and 2002
(Stated in Canadian Dollars)



                                                                    November 16,
                                                                2000 (Inception)
                                                                 to December 31,
	                                      2003       2002               2003

Revenue	                                 $   -      $   -       $    -

Expenses
   General and administrative                5,000      -                  5,000
                                         ---------------------------------------
Net Loss                                 $ (5,000)  $   -       $        (5,000)
                                         =======================================



  (The accompanying notes are an integral part of these financial statements)

IMM INVESTMENTS INC.
(A DEVELOPMENT STAGE COMPANY)
Statements of Cash Flows
Years Ended December 31, 2003 and 2002
(Stated in Canadian Dollars)


                                                                    November 16,
                                                                2000 (Inception)
                                                                 to December 31,
	                                      2003       2002               2003

Cash Flows from Operating Activities
   Net loss                              $ (5,000)  $     -     $        (5,000)
   Adjustments to reconcile net loss
      to net cash used in operating
      activities
      Accounts payable and accrued
         charges                             5,000        -                5,000
                                        ----------------------------------------
                                             -            -           -
                                        ----------------------------------------
Cash Flows from Investing Activities
   Incorporation cost                        -            -              (1,712)
                                        ----------------------------------------

Cash Flows from Financing Activities
   Proceeds from issuance of common
      shares                                 -            -                    1
   Proceeds of advances from
      shareholder                            -            -                1,711
                                        ----------------------------------------
                                             -            -                1,712
                                        ----------------------------------------

Net Increase in Cash                         -            -           -

Cash - beginning of  year                    -            -           -
                                        ----------------------------------------
Cash - end of year                      $    -      $     -     $     -
                                        ========================================




Supplemental Disclosure of Cash Flow Information:

   Cash paid during the year for:
   Interest paid                        $    -      $     -
                                        ------------------------
   Income taxes paid                    $    -      $     -
                                        ------------------------



  (The accompanying notes are an integral part of these financial statements)

IMM INVESTMENTS INC.
(A DEVELOPMENT STAGE COMPANY)
Notes to Financial Statements
December 31, 2003 and 2002

1.  Company History and Operations

    IMM Investments Inc. (the "Company") was incorporated under the laws of the Province of Ontario, Canada on November 16, 2000. The Company has been inactive since incorporation and in accordance with Statement of Financial Accounting Standards ("SFAS") No.7, "Accounting and Reporting by Development Stage Enterprises", is considered a development stage company.

2.  Going Concern

    These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America with the assumption that the Company will be able to realize its assets and discharge its liabilities in the normal course of business.

    The Company is in the development stage of operations. Its planned principal operations have not commenced and it has not generated any revenues since inception. The Company's continuation as a going concern is uncertain and dependant upon obtaining additional sources of financing to sustain its operations and successfully bringing about an acquisition and achieving future profitable operations, the outcome of which cannot be predicted at this time. In the event the Company cannot obtain the necessary funds, it will be unlikely that the Company will be able to continue as a going concern.

    The accompanying financial statements do not include any adjustments that might result from the eventual outcome of the uncertainty described above.

IMM INVESTMENTS INC.
(A DEVELOPMENT STAGE COMPANY)
Notes to Financial Statements
December 31, 2003 and 2002

3.  Summary of Significant Accounting Policies

    The accounting policies of the Company are in accordance with accounting principles generally accepted in the United States of America and their basis of application is consistent with that of the previous year. Outlined below are those policies considered particularly significant:

    a)	Unit of Measurement

        The Canadian currency is being used as the unit of measurement in these financial statements.

    b)	Use of Estimates
        In preparing the Company's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities at the dates of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

    c)	Incorporation Cost
        Incorporation cost is recorded at cost and is not amortized as its life is deemed to be indefinite. The cost is tested annually for impairment in accordance with SFAS No. 142, "Goodwill and Other Intangible Assets". The impairment test consists of comparing the fair value of the incorporation cost with its carrying amount. If the carrying amount exceeds the fair value, an impairment loss is recognized in an amount equal to the excess. As of December 31, 2003 and 2002, no impairment losses have been identified.

    d)	Income Taxes
        The Company accounts for income taxes pursuant to SFAS No. 109, "Accounting for Income Taxes". Deferred tax assets and liabilities are recorded for differences between the financial statement and tax basis of the assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is recorded for the amount of income tax payable or refundable for the period increased or decreased by the change in deferred tax assets and liabilities during the period.

IMM INVESTMENTS INC.
(A DEVELOPMENT STAGE COMPANY)
Notes to Financial Statements
December 31, 2003 and 2002

3.  Summary of Significant Accounting Policies (cont'd)
    e)	Fair Value of Financial Instruments

        The estimated fair value of financial instruments has been determined by the Company using available market information and valuation methodologies. Considerable judgment is required in estimating fair value. Accordingly, the estimates may not be indicative of the amounts the Company could realize in a current market exchange. As of December 31, 2003 and 2002, the carrying value of accounts payable and accrued charges and advances from shareholder approximate their fair value due to the short-term maturity of such instruments.

    f)	Comprehensive Income
        The Company adopted SFAS No. 130, "Reporting Comprehensive Income.", which establishes standards for reporting and presentation of comprehensive income and its components in a full set of financial statements. Comprehensive income is presented in the statements of operations, and consists of net income and unrealized gains (losses) on available for sale marketable securities; foreign currency translation adjustments and changes in market value of future contracts that qualify as a hedge; and negative equity adjustments recognized in accordance with SFAS 87. SFAS No. 130 requires only additional disclosures in the financial statements and does not affect the Company's financial position or results of operations. As of December 31, 2003 and 2002, the Company did not have items relating to comprehensive income.

    g)	Concentration of Credit Risk
        SFAS No. 105, "Disclosure of Information About Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentration of Credit Risk", requires disclosure of any significant off-balance sheet risk and credit risk concentration. The Company does not have significant off-balance sheet risk or credit concentration.

    h)	Segment Reporting
        SFAS No. 131 "Disclosures about Segments of an Enterprise and Related Information" establishes standards for the manner in which public enterprises report segment information about operating segments. The Company is in the development stage and has no reportable segments.

IMM INVESTMENTS INC.
(A DEVELOPMENT STAGE COMPANY)
Notes to Financial Statements
December 31, 2003 and 2002

3.	Summary of Significant Accounting Policies (cont'd)
    i)	Recent Accounting Pronouncements
        In January 2003, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 46, "Consolidation of Variable Interest Entities", an interpretation of ARB No. 51, ("FIN 46"). The FASB issued a revised FIN 46 in December 2003 which modifies and clarifies various aspects of the original interpretations. A Variable Interest Entity ("VIE") is created when (i) the equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated financial support from other parties or (ii) equity holders either (a) lack direct or indirect ability to make decisions about the entity, (b) are not obligated to absorb expected losses of the entity or (c) do not have the right to receive expected residual returns of the entity if they occur. If an entity is deemed to be a VIE, pursuant to FIN 46, an enterprise that absorbs a majority of the expected losses of the VIE is considered the primary beneficiary and must consolidate the VIE. For VIEs created before January 31, 2003, FIN 46 was deferred to the end of the first interim or annual period ending after March 15, 2004. The adoption of FIN 46 did not have a material impact on the financial position or results of operations of the Company.

        In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments With Characteristics of Both Liabilities and Equity", which requires issuers to classify as liabilities the following three types of freestanding financial instruments: (1) mandatory redeemable financial instruments, (2) obligations to repurchase the issuer's equity shares by transferring assets; and (3) certain obligations to issue a variable number of shares. The Company adopted SFAS No. 150 for the year ended December 31, 2003. The adoption of SFAS No. 150 did not have a material impact on the financial position or results of operations of the Company.

        In December 2003, the SEC issued Staff Accounting Bulletin ("SAB") No. 104, "Revenue Recognition" which supersedes SAB 101, "Revenue Recognition in Financial Statements." SAB 104's primary purpose is to rescind the accounting guidance contained in SAB 101 related to multiple element revenue arrangements, superseded as a result of the issuance of EITF 00-21. The Company adopted the provisions of SAB No. 104 for the year ended December 31, 2003. The adoption of SFAS No.104 did not have a material impact on the financial position or results of operations of the Company.

        In December 2003, a revision of SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits" was issued, revising disclosures about pension plans and other post retirements benefits plans and requiring additional disclosures about the assets, obligations, cash flows, and net periodic benefit cost of defined benefit pension plans and other defined benefit postretirement plans. The revision of SFAS No. 132 did not have a material impact on the Company's financial statements.

IMM INVESTMENTS INC.
(A DEVELOPMENT STAGE COMPANY)
Notes to Financial Statements
December 31, 2003 and 2002


4.   Advances from Shareholder
     These advances are non-interest bearing, unsecured and have no specified terms of repayment.


5.   Capital Stock

        Authorized
           Unlimited    Common shares, no par value
           Unlimited    Class A special shares, no par value,
                        voting, non-cumulative, and redeemable
           Unlimited    Class B special shares, no par value,
                        non-voting, non-cumulative, and
                        redeemable
           Unlimited    Class C special shares, no par value,
                        non-voting, non-cumulative, and
                        redeemable

                                                         2003            2002
Issued
                   1    Common share               $        1      $        1
                                                   ==========================

The redemption value of the Class A, B and C special shares have not been determined by the Board of Directors.

IMM INVESTMENTS INC.
(A DEVELOPMENT STAGE COMPANY)
Notes to Financial Statements
December 31, 2003 and 2002

6.   Income Taxes

     The Company accounts for income taxes in accordance with SFAS No. 109,
     "Accounting for Income Taxes".   SFAS No. 109, prescribes the use of the
     liability method whereby deferred tax asset and liability account balances are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates. The effect of future changes in tax laws or rates are not anticipated.
     Under SFAS No. 109 income taxes are recognized for the following: a) amount of tax payable for the current year, and b) deferred tax liabilities and assets for future tax consequences of events that have been recognized differently in the financial statements than for tax purposes.

The Company's current income taxes is as follows:
                                                         2003            2002
Expected income tax recovery at the
   statutory rates of 36.62% (2002 - 36.62%)       $  (1,831)      $    -
Valuation allowance                                     1,831           -
                                                   --------------------------

Provision for income taxes                         $   -           $    -
                                                   ==========================

As of December 31, 2003, the Company had approximately $5,000 net operating loss carryforwards for income tax reporting purposes.

IMM INVESTMENTS INC.
(A DEVELOPMENT STAGE COMPANY)
Notes to Financial Statements
December 31, 2003 and 2002

7.   Subsequent Events

     On June 25, 2004, the Company issued 99 common shares in exchange for $2,000,000 in cash.

     On June 30, 2004, the Company entered into a brokered private placement to acquire 20,000,000 units of Armistice Resources Ltd. ("Armistice") at a price of $0.10 per unit for a total cost of $2,000,000. The units were comprised of one common share and one common share purchase warrant. Each warrant entitles the Company to subscribe for one common share at a price of $0.20 per common share from the date of issue until the first anniversary of the date upon which Armistice common shares are listed for trading on a recognized North American stock exchange and thereafter at $0.25 per common share until the second anniversary of the listing date, at which time the warrant will expire. This purchase resulted in the Company acquiring a 14.4% interest in the company. The Company intends to account for this investment using the cost method.

     On July 9, 2004, the Shareholder and Director of the Company approved the sale of all the issued and outstanding shares of the Company to Pender International Inc. in exchange for 3,000,000 common shares of Pender International Inc. The Company is now a wholly owned subsidiary of Pender International Inc.

                    PENDER INTERNATIONAL INC.

                     PRO-FORMA CONSOLIDATED
                      FINANCIAL STATEMENTS

                 SIX MONTHS ENDED JUNE 30, 2004

                            UNAUDITED






                            CONTENTS

Pro-Forma Consolidated Balance Sheet                                          1

Pro-Forma Consolidated Statement of Stockholders' Equity                      2

Pro-Forma Consolidated Statement of Operations                            3 - 4

Notes to Pro-Forma Consolidated Financial Statements                      5 - 7

PENDER INTERNATIONAL INC.
Pro-Forma Consolidated Balance Sheet
(Stated in United States Dollars)
June 30, 2004
Unaudited

                          Historical
		    -----------------------
                            IMM      Pender                    Pender    Pender
                    Investments        Intl                      Intl      Intl
                           Inc.        Inc.                 Pro-Forma      Inc.
                       June 30,    June 30,     Pro-Forma    June 30,  Dec. 31,
                           2004        2004   Adjustments        2004      2003
                    -----------------------------------------------------------

      ASSETS

Current
   Cash             $    -       $      477  $      (382)   $      95  $     11
                    -----------------------------------------------------------

Investment in
   Armistice
   Resources Ltd.     1,486,989      -          (548,703)     938,286    -

Incorporation cost        1,273      -              (470)         803    -

Investment in IMM
   Investments Inc.      -          930,000     (930,000)      -         -
                    -----------------------------------------------------------
                    $ 1,488,262  $  930,477  $(1,479,555)   $ 939,184  $     11
                    ===========================================================

   LIABILITIES

Current
   Bank
    indebtedness    $       382  $   -       $      (382)   $   -      $ -
   Accounts
    payable               7,435      30,000        -           37,435    -
   Advances from
    shareholder           1,272      -             -            1,272    -
   Notes Payable         -            5,000        -            5,000     5,000
   Notes payable
    - related
    party                -            6,800        -            6,800     3,020
                    -----------------------------------------------------------
                          9,089      41,800         (382)      50,507     8,020
		    -----------------------------------------------------------

 STOCKHOLDERS'
     EQUITY

Capital Stock         1,486,990         821   (1,486,990)         821        21
Paid in Capital          -          926,579       -           926,579    26,879
Accumulated Other
 Comprehensive
 Income (Loss)               20      -               (20)      -         -
Accumulated Deficit     (7,837)    (38,723)         7,837    (38,723)  (35,409)
		    -----------------------------------------------------------

                      1,479,173     888,677   (1,479,173)     888,677   (8,009)
		    -----------------------------------------------------------

                    $ 1,488,262  $  930,477  $(1,479,555)   $ 939,184  $     11
		    ===========================================================



                (The accompanying notes are an integral part of
                    these pro-forma consolidated statements)

PENDER INTERNATIONAL INC.
Pro-Forma Consolidated Statement of Stockholders' Equity
(Stated in United States Dollars)
Six Months Ended June 30, 2004
Unaudited





                             Historical
		    ----------------------------
                              IMM         Pender                         Pender
                      Investments           Intl                           Intl
                             Inc.           Inc.                      Pro-Forma
                         June 30,       June 30,       Pro-Forma       June 30,
                             2004           2004     Adjustments           2004
                    -----------------------------------------------------------

Accumulated Deficit
   - beginning
  of period         $     (3,717)  $    (35,409)  $       3,717  $     (35,409)

   Net Loss               (4,120)        (3,314)          4,120         (3,314)
                    -----------------------------------------------------------


Accumulated Deficit
   - end of period  $     (7,837)  $    (38,723)  $       7,837  $     (38,723)
                    ===========================================================



                (The accompanying notes are an integral part of
                    these pro-forma consolidated statements)

PENDER INTERNATIONAL INC.
Pro-Forma Consolidated Statement of Operations
(Stated in United States Dollars)
Six Months Ended June 30, 2004
Unaudited





                             Historical
		    ----------------------------
                              IMM         Pender                         Pender
                      Investments           Intl                           Intl
                             Inc.           Inc.                      Pro-Forma
                         June 30,       June 30,       Pro-Forma       June 30,
                             2004           2004     Adjustments           2004
                    -----------------------------------------------------------

Expenses
   General and
   administrative   $       4,120  $       3,314  $        -     $        7,434
                    -----------------------------------------------------------


Operating Loss            (4,120)        (3,314)           -            (7,434)
                    -----------------------------------------------------------


Net Loss            $     (4,120)  $     (3,314)  $        -     $      (7,434)
                    ===========================================================

Loss per Share -
   Basic and fully
   Diluted                               -                              -
                    ===========================================================

Weighted Average
   Number of Shares
   - Basic and
   Fully Diluted                       5,214,000                      8,214,000
                    ===========================================================



                (The accompanying notes are an integral part of
                    these pro-forma consolidated statements)

PENDER INTERNATIONAL INC.
Pro-Forma Consolidated Statement of Operations
(Stated in United States Dollars)
For the Year Ended December 31, 2003
Unaudited





                                 Historical
		    ----------------------------
                              IMM         Pender                         Pender
                      Investments           Intl                           Intl
                             Inc.           Inc.                      Pro-Forma
                     December 31,   December 31,       Pro-Forma   December 31,
                             2003           2003     Adjustments           2003
                    -----------------------------------------------------------

Expenses
   General and
   administrative   $       3,855  $       5,832  $        -      $       9,687
                    -----------------------------------------------------------


Operating Loss            (3,855)        (5,832)           -            (9,687)
                    -----------------------------------------------------------

Other
   Interest expense       -                  255           -                255
                    -----------------------------------------------------------


Net Loss            $     (3,855)  $     (6,087)  $        -      $     (9,942)
                    ===========================================================

Loss per Share -
   Basic and fully
   Diluted                               -                              -
                    ===========================================================

Weighted Average
   Number of Shares
   - Basic and
   Fully Diluted                       5,214,000                      8,214,000
                    ===========================================================



                (The accompanying notes are an integral part of
                    these pro-forma consolidated statements)

PENDER INTERNATIONAL INC.
Notes to Pro-Forma Consolidated Financial Statements
June 30, 2004





1. Basis of Presentation

   These unaudited pro forma consolidated financial statements present the pro forma financial position and results of operations of the company based upon historical financial information after giving effect to the transaction and adjustments as follows:

   a) On July 9, 2004 Pender International, Inc. ("Pender") acquired 100% of IMM Investments Inc. ("IMM"), thus making IMM a wholly owned subsidiary of Pender. Pender acquired IMM from KJ Holding Inc. ("KJ"), an Ontario Corporation, by issuing KJ 3,000,000 restricted shares of Pender in exchange for 100% of the issued and outstanding common shares of IMM. Pender is accounting for this acquisition using the purchase method of accounting as if it had occurred at June 30, 2004 for these unaudited pro forma consolidated financial statements. Pender has recorded the investment in IMM, the issuance of shares and the accrual for transaction costs as if it had occurred at June 30, 2004.

       The consideration given by Pender and the net assets acquired are as follows:

       Consideration given by Pender:
           3,000,000 shares at a fair value of
           $0.30 per share                                          $   900,000
           Transaction costs                                             30,000
              						            -----------
                                                                        930,000
        							    -----------
       Net Assets of IMM at Fair Value
           Investment in Armistice Resources Ltd                      1,486,989
           Incorporation cost                                             1,273
           Less: bank overdraft                                           (382)
           Less: accounts payable                                       (7,435)
           Less: advances from shareholder                              (1,272)
                                                                    -----------
                                                                      1,479,173
                                                                    -----------
       Excess of purchase price over fair value of assets           $ (549,173)
                                                                    -----------

       As the excess results in negative goodwill, in accordance with Statement of Financial Accounting Standards No. 141 ("Business Combinations"), the excess was allocated on a pro rata basis to reduce the values assigned to the acquired assets. The following assets of IMM were reduced accordingly:

           Investment in Armistice Resources Ltd.                   $   548,703
           Incorporation cost                                               470
                                                                    -----------
                                                                    $   549,173
                                                                    -----------

PENDER INTERNATIONAL INC.
Notes to Pro-Forma Consolidated Financial Statements
June 30, 2004




1. Basis of Presentation (cont'd)

   b) IMM maintains its books and records in Canadian dollars. Balance sheet accounts are translated using closing exchange rates in effect at the balance sheet date. Income and expense accounts are translated using an average exchange rate prevailing during each reporting period. No representation is made that the Canadian dollar could have been, or could be, converted into United States dollars at the rates on the respective dates and or at any other certain rates. Adjustments resulting from the translation are included in the accumulated other comprehensive income (loss) in stockholders' equity.

   c) The financial statements of Pender and IMM are prepared in accordance with accounting principles generally accepted in the United States of America.

   The pro-forma consolidated financial statements are based on the balance sheets of the following:

      a) IMM as at June 30, 2004 (unaudited).

      b) Pender as at June 30, 2004 (unaudited) and December 31, 2003
         (audited).

   The pro-forma consolidated financial statements include the statement of operations for the following:

      a) IMM for the six months ended June 30, 2004 (unaudited) and the year ended December 31, 2003 (audited).

      b) Pender for the six months ended June 30, 2004 (unaudited) and for the year ended December 31, 2003 (audited).

   The pro-forma consolidated balance sheet as at June 30, 2004 gives effect to the transactions as at June 30, 2004 and the pro-forma statement of operations for the six months ended June 30, 2004 and year ended December 31, 2003 gives effect to the transactions as if they had taken place at the beginning of each period.

   The pro-forma consolidated financial statements are not necessarily indicative of the actual results that would have occurred had the proposed transactions occurred on the dates indicated and not necessarily indicative of future operations or financial position.

PENDER INTERNATIONAL INC.
Notes to Pro-Forma Consolidated Financial Statements
June 30, 2004




2. Pro-Forma Adjustments

   To record the consolidation of Pender and IMM including:

   a) Eliminating the bank indebtedness of IMM and against the bank balance of Pender.

   b) Eliminating the investment account of IMM on Pender's books, share capital and deficit of IMM and allocating the negative goodwill against the assets of IMM on a pro rata basis.

(c)  Exhibits.

2.1  Acquisition Agreement, dated as of July 9, 2004. *

99.1 Press Release dated July 13, 2004 by Pender International, Inc. *

* Previously Filed.




          ===========================================================

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENDER INTERNATIONAL, INC.


Date:  December 3, 2004                      /s/ Michael Ciavarella
                                             ------------------------------
                                             Name:    Michael Ciavarella
                                             Title:   President


          ===========================================================

                                  EXHIBIT INDEX



2.1  Acquisition Agreement, dated as of July 9, 2004. *

99.1 Press Release dated July 13, 2004 by Pender International, Inc. *

* Previously Filed.